UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08902

               Name of Registrant: 1838 Investment Advisors Funds

             Address of Registrant: 2701 Renaissance Blvd., 4th Fl.,
                            King of Prussia, PA 19406

           Name and address of agent for service: John J. Kelley,
                        2701 Renaissance Blvd., 4th Fl.,
                            King of Prussia, PA 19406

                           Copies to: Panayotis (Peter) S. Andreou,
                                 113 King Street
                                Armonk, NY 10504

       Registrant's telephone number, including area code: (484) 322-4300

                       Date of fiscal year end: October 31

          Date of reporting period: November 1, 2003 - October 31, 2004

ITEM 1: Reports to Shareholders


1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FELLOW SHAREHOLDER:
For the second year in a row, investments in the international equity markets continued their strong rebound from the equity markets' declines from March 2000 through 2003. During the six and twelve month periods ending October 31, 2004, the MSCI EAFE Index showed net total returns of 5.74% and 18.84% respectively. During these periods, the net asset value per share of the 1838 International Equity Fund (the"Fund") increased by 5.54% and 19.71%, respectively.


PERFORMANCE BY REGION:
Japan was the worst performing region during the six months ending October 31, with a net loss of 3.45%. The run up in oil prices and strengthening of the yen caused profit taking in Japanese equities. The Fund's holdings in Japan lost almost 11% in value, primarily due to positions in the chemicals sector (hit by both rising oil prices and stronger yen), exporter Canon and disappointing growth at hospital supply and health services provider Nichii Gakkan. Underperformance in Japan was offset by absolute and relative strength in performance in Asia ex-Japan, where the benchmark gained 13.26% and the Fund's holdings gained 27.20%. Strength in the global economy and in particular in China and the US caused a surge in exports to these regions from all of Asia and Australia. Hong Kong listed energy company CNOOC and clothing retailer Esprit surged close to 42% and 30% respectively, while shares of Australian based BHP Billiton gained almost 25%, buoyed by rising oil, metals, coal and iron ore prices. The benchmark for Europe, which represented 64% of the EAFE benchmark, rose 8.20% during the six months and 22.34% during the twelve months ending October 31. The Fund showed a small relative gain in Europe during April through October after a large relative gain during the preceding half year. Outperformance in Germany, the Netherlands, Finland and Austria was almost completely offset by relative losses in holdings in the UK and Greece, and due to our near absence in Italy and Belgium, both strong markets during the period.

The Fund's exposure to Canada in Bank of Nova Scotia and gas producer Encana made large positive contributions; the emerging markets exposure delivered a small relative gain, with strength in Mexico (America Movil) countered by weakness in Israel (Teva Pharmaceuticals).


PERFORMANCE BY SECTOR:
During the second half of the year ending October 31st:

The best performing sector was Utilities with a gain in the benchmark of 16.30% and a gain of 24.57% in the Fund. Declining bond yields and rising electricity prices boosted shares of E.ON and Fortum. Runner-up was Energy, driven by record high oil and gas prices and wide refinery margins; CNOOC, BP, Total and Encana all made solid contributions and jointly beat the benchmark at 22.44% vs. 14.80%. Materials was the third strongest performing sector, but the Fund's holdings lagged the benchmark by a wide margin at -0.17% vs. 11.39%. The culprits were the Fund's holdings in chemicals in Japan: Shin-Etsu Chemical, JSR and Asahi Kasei all fared poorly due to rising oil prices and temporary overcapacity in LCD screens related components. The one sector with a negative benchmark performance was Technology at -0.54% for the Fund and -4.27% for the index. Accelerating price declines in semiconductors and components caused weakness in the Nasdaq and technology shares around the world. In the Fund, solid earnings reports at SAP and Ericsson boosted the relative performance in Technology.


CONCLUSION:
The price of oil was a major influence during the past six months ending October 31, with crude trading in New York gaining 38.47% to $51.76 a barrel. Although the price of oil has come off its peak of $55.65 reached on October 27, there is still a risk of a return to economic conditions experienced during the early 1970's-the so-called stagflation of rising prices together with low economic growth. In both the current and past periods, oil prices quadrupled over a short time span. Also, governments around the world are operating with large deficits to stimulate their economies after a recessionary hangover from a high growth era. The US finds itself financing a war like it did in Vietnam. Additionally, China and India are providing cheap goods and labor to the world in the similar fashion

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
that Japan and Korea once did. However, it should be noted that the world is a more globally integrated place today than 30 years ago. Labor, capital and ideas cross borders much more freely than before. It should also be noted that these conditions helped set the stage for the bull market that saw the EAFE index rise from 85.26 in September 1974 to 215.29 by October 1980. The strong performance over the past two years in the EAFE may yet have legs!

                                          Sincerely,



                                          /S/ Hans van den Berg
                                          Vice President & Portfolio Manager
November 9, 2004

                            INTERNATIONAL EQUITY FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*

               [Line graph omitted--plot points are as follows:]


                         1838 International Equity Fund             EAFE
8/3/95                              10000                           10000
Oct-95                               9610                            9544
Oct-96                              10485                           10544
Oct-97                              12082                           11032
Oct-98                              12916                           12096
Oct-99                              16675                           14882
Oct-00                              17519                           14451
Oct-01                              13326                           10848
Oct-02                              11453                            9415
Oct-03                              14147                           11960
Oct-04                             $16937                          $14213



                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                                 FINAL VALUE
                                                 SINCE          OF A $10,000
                1 YEAR          5 YEAR         INCEPTION          INVESTMENT
                 -----           -----         --------          -----------
 FUND           19.71%           0.31%          5.86%             $16,937
 EAFE           18.84%          (0.93)%         3.87%              14,213

* PAST PERFORMANCE OF THE FUND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. THE
  1838 INTERNATIONAL EQUITY FUND COMMENCED OPERATIONS ON AUGUST 3, 1995. THE VALUES SHOWN REFLECT A HYPOTHETICAL INITIAL INVESTMENT OF $10,000 WITH DISTRIBUTIONS REINVESTED. RETURNS MAY BE HIGHER DUE TO 1838 INVESTMENT ADVISORS, LP MAINTENANCE OF THE FUND'S EXPENSE CAP. PLEASE BEAR IN MIND THAT INVESTING IN FOREIGN SECURITIES INVOLVES SPECIAL RISKS SUCH AS CURRENCY FLUCTUATION, LESS EXTENSIVE REGULATION OF FOREIGN BROKERS AND POSSIBLE POLITICAL INSTABILITY. THE EAFE IS AN UNMANAGED INDEX REPRESENTING THE MARKET VALUE WEIGHTED PRICE OF 1,100 STOCKS OF THE MAJOR STOCK EXCHANGES IN EUROPE, AUSTRALIA AND THE FAR EAST WITHOUT ANY ASSOCIATED EXPENSES AND THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS. YOU CANNOT INVEST DIRECTLY IN AN INDEX. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. DISTRIBUTED BY MBIA CAPITAL MANAGEMENT CORPORATION. SEE THE FINANCIAL HIGHLIGHTS ON PAGE 20 FOR MORE DETAILS.

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


                       ALLOCATION OF PORTFOLIO NET ASSETS
                                OCTOBER 31, 2004

                [Pie Chart omitted--plot points are as follows:]

                         Consumer Discretionary 12.00%
                             Consumer Staples 8.92%
                                  Energy 8.88%
                               Financials 27.39%
                               Health Care 7.06%
                               Industrials 10.03%
                          Information Technology 7.04%
                                Materials 6.80%
                                  Other 0.19%
                        Telecommunication Services 7.59%
                                Utilities 4.10%


                                 EXPENSE EXAMPLE
                                OCTOBER 31, 2004

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).


ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by MBIA-MISC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in

1838 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


                           EXPENSE EXAMPLE (Continued)
                                OCTOBER 31, 2004

addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

PLEASE NOTE THAT THE EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS ONLY AND DO NOT REFLECT ANY TRANSACTIONAL COSTS, SUCH AS SALES CHARGES (LOADS), REDEMPTION FEES, OR EXCHANGE FEES. THEREFORE, THE SECOND LINE OF THE TABLE IS USEFUL IN COMPARING ONGOING COSTS ONLY, AND WILL NOT HELP YOU DETERMINE THE RELATIVE TOTAL COSTS OF OWNING DIFFERENT FUNDS. IN ADDITION, IF THESE TRANSACTIONAL COSTS WERE INCLUDED, YOUR COSTS WOULD HAVE BEEN HIGHER.



                                                BEGINNING                ENDING            EXPENSES PAID
                                              ACCOUNT VALUE           ACCOUNT VALUE        DURING PERIOD
                                                 5/1/04                 10/31/04         5/1/04 - 10/31/04
-------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $1,004.10             $6.30
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         1,000.00                1,018.25              6.34
-------------------------------------------------------------------------------------------------------------

1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS                                                                           OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          ---------                      --------      -----------
COMMON STOCK -- 99.70%
Austria -- 2.13%
   Erste Bank Der Oester Spark                Banks...............................        14,400       $  639,098
                                                                                                       ----------

AUSTRALIA -- 1.92%
   BHP Billiton Ltd.                          Metal & Mining......................        55,730          576,541
                                                                                                       ----------

CANADA -- 3.04%
   Bank of Nova Scotia                        Banks...............................        15,600          506,464
   Encana Corporation                         Oil & Gas...........................         8,200          406,050
                                                                                                       ----------
                                                                                                          912,514
                                                                                                       ----------

DENMARK -- 1.62%
   Danske Bank A/S                            Banks...............................        17,500          487,584
                                                                                                       ----------


FINLAND -- 1.60%
   Fortum OYJ                                 Electric-Intergrated................        31,400          479,308
                                                                                                       ----------

FRANCE -- 8.34%
   AXA, Inc.                                  Insurance...........................        22,400          480,692
   BNP Paribas                                Banks...............................         6,258          424,692
   Essilor International                      Health Care Equipment & Supplies....         8,000          541,384
   LVMH Moet-Hennessy L. Vuitton SA           Consumer Durables & Apparel.........         5,500          375,700
   Total SA (B Shares)                        Oil & Gas...........................         3,300          684,235
                                                                                                       ----------
                                                                                                        2,506,703
                                                                                                       ----------

GERMANY -- 10.97%
   Continental AG                             Automobiles & Components............        12,700          691,435
   Deutsche Bank AG                           Banks...............................         4,700          357,522
   E. ON AG                                   Electric Utilites...................         9,245          752,646
   Puma AG                                    Consumer Durables & Apparel.........         2,460          613,801
   SAP AG                                     Software............................         2,400          407,687
   Siemens AG                                 Industrial Conglomerate.............         6,330          470,885
                                                                                                       ----------
                                                                                                        3,293,976
                                                                                                       ----------

GREECE -- 1.34%
   Coca-Cola Hellenic Bottling SA             Beverages...........................        18,200          403,759
                                                                                                       ----------

HONG KONG -- 4.05%
   CNOOC Ltd.                                 Oil & Gas...........................     1,263,800          649,485
   Esprit Holdings Ltd.                       Retailing...........................       105,994          566,507
                                                                                                       ----------
                                                                                                        1,215,992
                                                                                                       ----------

                       See notes to financial statements.


1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS-- CONTINUED                                                               OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          ---------                      --------      -----------
INDIA -- 1.88%
   ICICI Bank Ltd. - Sponsored ADR            Banks...............................        35,890       $  565,626
                                                                                                       ----------

IRELAND -- 4.67%
   Allied Irish Bank PLC.                     Banks...............................        21,000          365,434
   Anglo Irish Bank Corp.                     Banks...............................        34,660          656,930
   CRH PLC                                    Construction Materials..............        16,000          381,004
                                                                                                       ----------
                                                                                                        1,403,368
                                                                                                       ----------

ISRAEL -- 0.96%
   TEVA Pharmaceutical Ind. - ADR             Pharmaceuticals.....................        11,100          288,600
                                                                                                       ----------

JAPAN -- 18.70%
   Canon Inc.                                 Office Electronics..................         8,900          438,337
   Daiwa Securities Group                     Diversified Financial Services......        53,000          324,419
   Hoya Corp.                                 Health Care Equipment & Services....         4,100          420,077
   JSR Corp.                                  Chemicals...........................        19,000          344,967
   KDDI Corp.                                 Wireless Telecommunication Services             75          360,203
   Kobe Steel Ltd.                            Construction Materials..............       257,000          358,188
   Kubota Corporation                         Machinery  .........................       113,000          513,975
   Omron Corp.                                Electronic Equipment & Instruments..        19,100          432,578
   Sharp Corp.                                Household Durables..................        28,000          386,025
   SMC Corp.                                  Machinery  .........................         3,100          331,340
   Sumitomo Realty & Dev. Co., Ltd.           Real Estate.........................        35,000          383,982
   Terumo Corp.                               Health Care Equipment and Services..        15,400          382,861
   Toray Industries Inc.                      Industrial Materials................        81,000          377,578
   Toyota Motor Corp.                         Automobiles & Components............        14,500          563,942
                                                                                                       ----------
                                                                                                        5,618,472
                                                                                                       ----------

MEXICO -- 2.42%
   America Movil SA (L Shares) - ADR          Wireless Telecommunication Services.        16,500          726,000
                                                                                                       ----------

NETHERLANDS -- 5.18%
   ING Groep NV                               Diversified Financial Services......        26,234          692,447
   Koninklijke Numico NV                      Food Products   ....................        13,800          463,784
   Reed Elsevier NV                           Media...............................        30,600          400,925
                                                                                                       ----------
                                                                                                        1,557,156
                                                                                                       ----------

                       See notes to financial statements.


1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS-- CONTINUED                                                               OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          ---------                      --------      -----------
NORWAY -- 1.63%
   Telenor ASA                                Telecommunication Services..........        61,500       $  488,298
                                                                                                       ----------

Singapore -- 2.79%
   DBS Group Holdings Ltd.                    Banks...............................        44,855          420,200
   Keppel Corp. Ltd.                          Capital Goods.......................        86,900          417,475
                                                                                                       ----------
                                                                                                          837,675
                                                                                                       ----------
Spain -- 3.03%
   Banco Popular Espanol SA                   Banks...............................         7,900          446,988
   Grupo Ferrovial SA                         Construction & Engineering..........        10,500          463,605
                                                                                                       ----------
                                                                                                          910,593
                                                                                                       ----------

Sweden -- 2.62%
   Ericsson (LM) Tel - Sponsored ADR*         Wireless Telecommunication Services.        14,300          413,413
   Getinge AB (B Shares)                      Health Care Equipment & Services....        33,600          374,349
                                                                                                       ----------
                                                                                                          787,762
                                                                                                       ----------

Switzerland -- 4.38%
   Nestle SA - Sponsored ADR                  Food Products.......................         7,000          415,100
   Novartis AG - Registered Shares            Pharmaceuticals.....................        11,170          530,864
   SGS SA                                     Commercial Services.................           583          370,243
                                                                                                       ----------
                                                                                                        1,316,207
                                                                                                       ----------

United Kingdom -- 16.43%
   Barclays PLC                               Banks...............................        56,634          553,616
   BP PLC                                     Oil & Gas...........................        95,972          927,606
   Capita Group PLC                           Commercial Services & Supplies......        68,700          443,094
   HSBC Holdings PLC                          Banks...............................        27,200          438,330
   Reckitt Benckiser PLC                      Household Products..................        14,805          405,009
   Royal Bank of Scotland Group PLC           Banks...............................        16,093          474,449
   Sabmiller PLC                              Brewery.............................        35,090          505,362
   Tesco PLC                                  Food & Drug Retailing...............        92,003          484,238
   Vodafone Airtouch PLC                      Wireless Telecommunication Services.       274,730          703,487
                                                                                                       ----------
                                                                                                        4,935,191
                                                                                                       ----------
   TOTAL COMMON STOCK (Cost $23,075,054)...........................................                    29,950,423
                                                                                                       ----------

                       See notes to financial statements.


1838 INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS-- CONTINUED                                                               OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                         --------      -----------
SHORT-TERM INVESTMENT -- 0.19%

   Evergreen Institutional Money Market Fund - I Shares (Cost $55,840)............        55,840      $    55,840
                                                                                                      -----------

TOTAL INVESTMENTS (Cost $23,130,894)+ -- 99.89%..................................                     $30,006,263

OTHER ASSETS AND LIABILITIES, NET-- 0.11%     ....................................        34,000
                                                                                                      -----------

NET ASSETS -- 100.00%..............................................................                   $30,040,263
                                                                                                      ===========


MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Investments
   Consumer Discretionary -- 12.00%       Information Technology -- 7.04%
   Consumer Staples -- 8.92%              Materials -- 6.80%
   Energy -- 8.88%                        Other -- 0.19%
   Financials -- 27.39%                   Telecommunication Services -- 7.59%
   Health Care -- 7.06%                   Utilities -- 4.10%
   Industrials -- 10.03%





* Non-income producing securities
ADR -- American Depositary Receipt


                       See notes to financial statements.

1838 FIXED INCOME FUND
--------------------------------------------------------------------------------
TO THE SHAREHOLDER:

Fiscal year 2004 introduced several macroeconomic concerns that have not yet been resolved. Globally, industrial production in China is currently growing at an unsustainable rate of over 16% and is expected to slow to below 10% to prevent a hyperinflationary environment. This impact is expected to be significant since exports directed to China account for over 25% of export growth in the US and Germany and over 40% of export growth in Japan and Korea.1 World GDP remained productive at about 4%, but as the rate of growth in China slows and historically high oil prices weigh on capital project profitability, estimates for future growth are revising downward.

Closer to home, the US economic environment is equally cloudy. Corporate profitability remains tethered to an already strapped consumer and an average of the past five recovery cycles indicates that there is a 6.5 million job shortfall for the current recovery2. Also, the personal savings rate as a percentage of income is at an historic low, energy prices are high, the current account deficit is widening and the housing sector is proving to be the consumer's new asset to lever. Couple these macroeconomic pressures with the continuing war in Iraq and a presidential election and it is no wonder that investors have had many reasons to be concerned though October 2004.


---------------------
1 "Global Rebalancing: Now or Never?" Roach, Stephen. Morgan Stanley
  Research, p4, October 2004.
2 "Global Rebalancing: Now or Never?" Roach, Stephen. Morgan Stanley
  Research, p8, October 2004.


                                FIXED INCOME FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*

               [Line graph omitted--plot points are as follows:]

               1838 Fixed Income Fund          Lehman Aggregate
9/2/97                 10000                          10000
Oct-97                 10270                          10295
Oct-98                 10913                          11257
Oct-99                 10999                          11316
Oct-00                 11696                          12142
Oct-01                 13375                          13910
Oct-02                 13892                          14729
Oct-03                 14679                          15452
Oct-04                $15359                         $16307



                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED OCTOBER 31, 2004
--------------------------------------------------------------------------------------------------
                                                               SINCE            FINAL VALUE OF A
                            1 YEAR           5 YEAR          INCEPTION         $10,000 INVESTMENT
                             -----            -----          --------           ----------------
 FUND                        4.63%           6.91%             6.17%                $15,359
 LEHMAN AGGREGATE            5.54%           7.58%             7.06%                 16,307

* PAST PERFORMANCE OF THE FUND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. THE 1838 FIXED INCOME FUND COMMENCED OPERATIONS ON SEPTEMBER 2, 1997. THE VALUES SHOWN REFLECT A HYPOTHETICAL INITIAL INVESTMENT OF $10,000 WITH DISTRIBUTIONS REINVESTED. RETURNS ARE HIGHER DUE TO 1838 INVESTMENT ADVISORS, LP MAINTENANCE OF THE FUND'S EXPENSE CAP. THE LEHMAN AGGREGATE INDEX IS AN UNMANAGED INDEX WHICH CONSISTS OF BOND ISSUES SPREAD OVER THE INVESTMENT GRADE BOND UNIVERSE AND DOES NOT HAVE ANY ASSOCIATED EXPENSES AND THE RETURNS ASSUME REINVESTMENT OF ALL INTEREST INCOME. YOU CANNOT INVEST IN AN INDEX. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. DISTRIBUTED BY MBIA CAPITAL MANAGEMENT CORPORATION. SEE THE FINANCIAL HIGHLIGHTS ON PAGE 21 FOR MORE DETAILS.

1838 FIXED INCOME FUND
--------------------------------------------------------------------------------

This concern is no better quantified by the fact that since May 2004, treasury rates are lower six months AFTER the beginning of an interest rate tightening cycle than they were at the beginning. The Federal Reserve increased the overnight lending rate from 1.0% to 1.75% and yet, defiantly resilient treasury yields have gone lower by over 0.5% in the 10 year and 30 year maturities. Historically, this inverse relationship between rising lending rates and falling treasury rates has not existed for as long as it has in this current period.

TABLE 1. Treasury Rates.
--------------------------------------------------------------------------

TSY MATURITY      10/31/2003        5/28/2004       10/29/2004
--------------------------------------------------------------------------
 2 YEAR              1.82             2.53             2.55
 3 YEAR              2.24             3.06             2.76
 5 YEAR              3.24             3.79             3.28
10 YEAR              4.29             4.65             4.02
30 YEAR              5.13             5.35             4.79

Yet all this macroeconomic gloom has meant nothing but positive returns during the period for the fixed income investor. So rejoice! For now, interest rates are low, inflation is "benign", productivity is high and corporate America has wrung its excess financing and operating costs. The need for higher yields in a low interest rate environment has also translated into a strong technical investor demand for any type of "spread" product. Agency, treasury, mortgage and asset-backed fixed income instruments are all providing returns in excess of similar maturity treasuries calendar YTD through October, 2004.

Higher prices in all sectors of the fixed income market translated to positive returns fiscal YTD for the 1838 Fixed Income Fund (the "Fund") and the Lehman Aggregate Bond Index (the "Index"). The Fund returned 4.63% (net of fees and expenses) and the Index returned 5.54%. Returns are positive, yet they lagged the Index. Why did this happen?

As the Federal Reserve began to increase the overnight lending rate in June from 1.0% to 1.25% we moved the Fund's duration to a position shorter than the Index in anticipation of higher rates. Further, we knew the Federal Reserve was not done in 2004 since they were looking to move to a "neutral" rate through a series of "gradual" Fed Funds rate moves. The Fed continued to move but the anomaly of lower interest rates in a rising lending rate environment materialized. This explains the Fund's underperformance versus the benchmark. Fortunately, this underperformance was mitigated somewhat by the Fund's overweight in "spread" product.

1838 FIXED INCOME FUND
--------------------------------------------------------------------------------

The Fund's exposure, based on long-term market value, compared to the Index at October 31, 2004 was as follows:

                                    1838 FIXED        LEHMAN AGGREGATE
                                    INCOME FUND          BOND INDEX
                                   -------------       ---------------
         Corporate Bonds.......           40%                 25%
         Mortgage-Backed.......           32%                 35%
         Asset-Backed..........           12%                  4%
         Agencies..............           10%                 11%
         Treasuries............            6%                 25%


OUTLOOK:

Once some of the macroeconomic uncertainty (like China, the US election, the war in Iraq and oil prices) is removed from the global picture, we would conclude that lower treasury yields in a higher lending rate environment will be unsustainable. The question that no one can answer is, when? For this reason, we believe that maintaining a short duration for the Fund versus the Index is the correct, long-term strategy that will eventually lead to excess returns versus the Index.

With respect to the "spread" sectors in the fixed income market, we believe that most of the good news has already been priced in. But the additional yield compensation for overweighting these sectors will be necessary to achieve the appropriate yield versus the Index. So since we believe that there is more downside risk than upside potential to these sectors, we are positioning the portfolio towards a higher overall credit quality. In the absence of a drastically different credit environment, we expect the Fund to have very little exposure to the longer-dated, lower credit- quality assets in 2005.


                                   Sincerely,




                                   /S/ Clifford D. Corso
                                   Vice President & Portfolio Manager

November 17, 2004

1838 FIXED INCOME FUND
--------------------------------------------------------------------------------
                             ALLOCATION OF PORTFOLIO
                                OCTOBER 31, 2004
--------------------------------------------------------------------------------

                [Pie Chart omitted--plot points are as follows:]

                                 Treasury 6.84%
                                 Agencies 9.49%
                                 Credit 39.54%
                                Mortgages 32.02%
                              Asset Backed 10.01%
                                   CMBS 1.7%
                                   CMO 0.41%

--------------------------------------------------------------------------------
                                 EXPENSE EXAMPLE
                                OCTOBER 31, 2004
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by MBIA-MISC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the

1838 FIXED INCOME FUND
--------------------------------------------------------------------------------

                           EXPENSE EXAMPLE (Continued)
                                OCTOBER 31, 2004
--------------------------------------------------------------------------------

Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

PLEASE NOTE THAT THE EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS ONLY AND DO NOT REFLECT ANY TRANSACTIONAL COSTS, SUCH AS SALES CHARGES (LOADS), REDEMPTION FEES, OR EXCHANGE FEES. THEREFORE, THE SECOND LINE OF THE TABLE IS USEFUL IN COMPARING ONGOING COSTS ONLY, AND WILL NOT HELP YOU DETERMINE THE RELATIVE TOTAL COSTS OF OWNING DIFFERENT FUNDS. IN ADDITION, IF THESE TRANSACTIONAL COSTS WERE INCLUDED, YOUR COSTS WOULD HAVE BEEN HIGHER.


                                                BEGINNING                ENDING            EXPENSES PAID
                                              ACCOUNT VALUE           ACCOUNT VALUE        DURING PERIOD
                                                 5/1/04                 10/31/04         5/1/04 - 10/31/04
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $1,034.30              $3.07
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         1,000.00                1,022.12               3.05
-----------------------------------------------------------------------------------------------------------

1838 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS                                                                         OCTOBER 31, 2004
-----------------------------------------------------------------------------------------------------------------


                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING         AMOUNT         (NOTE 2)
                                                                       ------------     --------      -----------
CORPORATE BONDS -- 37.93%
   FINANCIAL -- 13.47%
      Chubb Corp., 3.95%, 04/01/08...................................      A2/A       $  400,000   $      402,122
      Credit Suisse FB USA Inc., 3.875%, 01/15/09....................     Aa3/A+         365,000          366,192
      Ford Motor Credit Co., 7.00%, 10/01/13.........................     A3/BBB-        185,000          195,370
      GE Global Insurance Holding, 7.00%, 02/15/26...................      A1/A-         365,000          399,665
      General Motors Acceptance Corp., 4.375%, 12/10/07..............     A3/BBB-        475,000          475,300
      Goldman Sachs Group Inc., 6.125%, 02/15/33.....................     Aa3/A+         205,000          209,039
      New York Life Insurance Co., 5.875%, 05/15/33, 144A............     Aa3/AA-        200,000          204,697
      Washington Mutual Inc., 4.375%, 01/15/08.......................      A3/A-         370,000          379,661
                                                                                                    -------------
                                                                                                        2,632,046
                                                                                                    -------------
   INDUSTRIAL & MISCELLANEOUS -- 15.19%
      BAE Systems 2001 Asset Trust, 6.664%, 09/15/13, 144A*..........     Aaa/AAA        251,106          279,443
      Centex Corp., 4.75%, 01/15/08..................................    Baa2/BBB        380,000          391,383
      Ford Motor Co., 7.45%, 07/16/31................................    Baa1/BBB-        85,000           82,780
      International Paper Co., 5.85%, 10/30/12.......................    Baa2/BBB        345,000          368,337
      Reed Elsevier Capital, 6.125%, 08/01/06........................      A3/A-         335,000          352,036
      SAB Miller PLC, 6.625%, 08/15/33, 144A.........................    Baa1/BBB+       350,000          393,875
      Tyco International Group, 6.125%, 01/15/09.....................    Baa3/BBB        340,000          370,949
      United Mexican States, 4.625%, 10/08/08........................    Baa2/BBB-       380,000          386,460
      Weyerhaeuser Co., 6.00%, 08/01/06..............................    Baa2/BBB        325,000          341,848
                                                                                                    -------------
                                                                                                        2,967,111
                                                                                                    -------------
   TELECOMMUNICATIONS & MULTIMEDIA -- 9.27%
      AT&T Wireless Services Inc., 7.50%, 05/01/07...................     Baa2/A         190,000          209,438
      AOL Time Warner, 6.125%, 04/15/06..............................    Baa1/BBB+       180,000          188,171
      AOL Time Warner, 7.625%, 04/15/31..............................    Baa1/BBB+       235,000          278,430
      British Telecom PLC, 8.375%, 12/15/10..........................     Baa1/A-        175,000          212,355
      Comcast Corp., 7.05%, 03/15/33.................................    Baa3/BBB         35,000           39,533
      Deutsche Telekom International Finance, 7.75%, 06/15/05........    Baa1/BBB+       195,000          201,685
      France Telecom, 7.75%, 03/01/11................................    Baa2/BBB+       280,000          336,287
      GTE North Inc., 6.73%, 02/15/28................................      A1/A+         340,000          344,566
                                                                                                    -------------
                                                                                                        1,810,465
                                                                                                    -------------
         TOTAL CORPORATE BONDS (Cost $7,220,868).................................................       7,409,622
                                                                                                    -------------

ASSET BACKED SECURITIES -- 11.72%
      Bear Stearns Commercial Mortgage Sec., Ser. 1999-WF2, Cl. A2,
        7.08%, 06/15/09..............................................     Aaa/AAA        285,000          322,478
      Carmax Auto Owner Trust, Ser. 2004-1, Cl. A3, 2.66%, 05/15/08..     Aaa/AAA        425,000          424,007



                       See notes to financial statements.

1838 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS-- CONTINUED                                                              OCTOBER 31, 2004
-----------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING         AMOUNT         (NOTE 2)
                                                                       ------------     --------        ---------

      Drivetime Auto Owner Trust, Ser. 2004-A, Cl. A3,
         2.419%, 08/15/08, 144A......................................     Aaa/AAA     $  410,000    $     405,103
      Franklin Auto Trust, Ser. 2003-1, Cl. A4, 2.27%, 05/20/11......     Aaa/AAA        380,000          374,863
      FHLMC Structured Pass Through Sec., Ser. H005,
        Cl. A2, 2.55%, 08/15/07......................................     Aaa/AAA         84,529           84,107
      Long Beach Auto Receivables Trust, Ser. 2003-A, Cl. A3,
        2.021%, 07/15/07.............................................     Aaa/AAA        340,931          340,301
      TF Auto Receivables Owner Trust, Ser. 2002-1, Cl. A3,
        3.00%, 05/12/09, 144A........................................     Aaa/AAA        242,884          243,340
      Textron Financial Corp. Receivables Trust, Ser. 2000-B, Cl. A3,
        6.99%, 03/15/06, 144A........................................     Aaa/AAA         95,397           95,369
                                                                                                    -------------
         TOTAL ASSET BACKED SECURITIES (Cost $2,257,723).........................................       2,289,568
                                                                                                    -------------

MORTAGE BACKED SECURITIES -- 30.97%
      FGCI, Pool # E92496, 5.50%, 11/01/17...........................     Aaa/AAA         16,794           17,409
      FGCI, Pool # B13342, 5.50%, 04/01/19...........................     Aaa/AAA        168,069          174,151
      FGCI, Pool # B13580, 5.00%, 04/01/19...........................     Aaa/AAA        199,803          203,999
      FGLMC, Pool # C72047, 7.00%, 09/01/32..........................     Aaa/AAA          4,283            4,550
      FGLMC, Pool # A00930, 10.00%, 05/01/20.........................     Aaa/AAA          5,693            6,396
      FGLMC, Pool # A22212, 5.50%, 05/01/34..........................     Aaa/AAA        313,121          319,307
      FGLMC, Pool # C80342, 6.50%, 09/01/25..........................     Aaa/AAA         28,465           30,041
      FGLMC, Pool # D85515, 6.50%, 01/01/28..........................     Aaa/AAA        172,918          182,301
      FGLMC, Pool # C16503, 6.50%, 10/01/28..........................     Aaa/AAA          2,219            2,338
      FGLMC, Pool # C00967, 8.50%, 02/01/30..........................     Aaa/AAA         97,404          106,372
      FGLMC, Pool # C01361, 6.00%, 05/01/32..........................     Aaa/AAA        195,610          202,804
      FGLMC, Pool # A14640, 5.00%, 10/01/33..........................     Aaa/AAA        945,314          945,165
      FNCI, Pool # 303728, 6.00%, 01/01/11...........................     Aaa/AAA        182,041          191,442
      FNCI, Pool # 535003, 7.00%, 11/01/14...........................     Aaa/AAA         99,355          105,466
      FNCI, Pool # 357279, 6.00%, 05/01/17...........................     Aaa/AAA        295,054          309,820
      FNCI, Pool # 701353, 5.00%, 04/01/18...........................     Aaa/AAA        155,544          161,356
      FNCI, Pool # 780962, 4.50%, 05/01/19...........................     Aaa/AAA        230,958          231,838
      FNCI, Pool # 695852, 5.00%, 05/01/18...........................     Aaa/AAA        303,023          309,674
      FNCI, Pool # 722798, 5.00%, 05/01/19...........................     Aaa/AAA        237,327          242,536
      FNCL, Pool # 481429, 6.00%, 01/01/29...........................     Aaa/AAA        422,354          439,064
      FNCL, Pool # 522898, 8.00%, 01/01/30...........................     Aaa/AAA         74,620           81,146
      FNCL, Pool # 526025, 8.00%, 01/01/30...........................     Aaa/AAA         48,417           52,647
      FNCL, Pool # 704096, 5.50%, 05/01/33...........................     Aaa/AAA        724,502          739,125
      FNCL, Pool # 743430, 5.50%, 10/01/33...........................     Aaa/AAA        379,648          387,310



                       See notes to financial statements.

1838 FIXED INCOME FUND
SCHEDULE OF INVESTMENTS-- CONTINUED                                                              OCTOBER 31, 2004
-----------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING         AMOUNT         (NOTE 2)
                                                                       ------------     --------       ----------

      GNSF, Pool # 6937, 8.50%, 12/15/05.............................     Aaa/AAA   $        500 $            510
      GNSF, Pool # 780374, 7.50%, 12/15/23 ..........................     Aaa/AAA        175,063          189,842
      GNSF, Pool # 417239, 7.00%, 02/15/26...........................     Aaa/AAA        264,445          283,266
      GNSF, Pool # 569684, 6.00%, 02/15/32...........................     Aaa/AAA        119,899          124,966
      GNSF, Pool # 588967, 6.00%, 11/15/32...........................     Aaa/AAA          4,345            4,529
                                                                                                    -------------
         TOTAL MORTGAGE BACKED SECURITIES (Cost $5,887,189)......................................       6,049,370
                                                                                                    -------------

U.S. AGENCY OBLIGATIONS -- 9.10%
      FFCB, 3.25%, 06/15/07..........................................     Aaa/AAA        210,000          211,179
      FHLMC, 5.125%, 11/07/13........................................     Aaa/AAA        250,000          251,973
      FHLMC, Sub. Notes, 6.25%, 03/05/12.............................     Aa2/AA-        535,000          565,420
      FNMA, 6.00%, 5/15/08...........................................     Aaa/AAA        170,000          185,376
      FNMA, 3.125%, 03/16/09.........................................     Aaa/AAA        405,000          395,965
      Freddie Mac MTN., 3.60%, 05/7/08...............................     Aaa/AAA        165,000          167,144
                                                                                                    -------------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,758,981)..............................       1,777,057
                                                                                                    -------------

U.S. TREASURY OBLIGATIONS** -- 6.60%
      U.S. Treasury Notes, 1.50%, 03/31/06...........................     Aaa/AAA        250,000          247,061
      U.S. Treasury Notes, 2.75%, 06/30/06...........................     Aaa/AAA        225,000          226,107
      U.S. Treasury Notes, 2.50%, 10/31/06...........................     Aaa/AAA        195,000          194,752
      U.S. Treasury Notes, 3.125%, 04/15/09..........................     Aaa/AAA         90,000           89,757
      U.S.Treasury Bonds, 5.375%, 02/15/31...........................     Aaa/AAA        490,000          532,207
                                                                                                    -------------
         TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,262,959).......................................       1,289,884
                                                                                                    -------------

                                                                                         SHARES
                                                                                        --------
SHORT-TERM INVESTMENTS -- 3.97%
      Evergreen Institutional Money Market Fund - I Shares (Cost $775,472).......        775,472          775,472
                                                                                                    -------------

TOTAL INVESTMENTS (Cost $19,163,192)-- 100.29%...................................................   $  19,590,973

OTHER ASSETS AND LIABILITIES, NET-- (0.29%)......................................................         (57,170)
                                                                                                    -------------

NET ASSETS -- 100.00%............................................................................   $  19,533,803
                                                                                                    -------------

-----------------------------------------------------------------------------------------------------------------

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of October 31, 2004, these securities amounted to 8.30% of net assets. These securities have been determined to be liquid under guidelines approved by the Board of Trustees.
 * The bond's principal and interest payments are insured by MBIA, Inc., the parent company of the Fund's sub-advisor, MBIA Capital Management Corp. (See Note 7).
** While no ratings are shown for U.S. Treasury Obligations, they are considered to be of the highest quality, comparable to Moody's Aaa rating and S&P's AAA rating.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES                                                              OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------

                                                                              INTERNATIONAL         FIXED INCOME
                                                                               EQUITY FUND              FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (identified cost $23,130,894  and $19,163,192,
   respectively) (Note 2)...............................................       $30,006,263          $19,590,973
Receivables:
   Dividends, interest and foreign tax reclaims.........................            61,847              160,684
   Reimbursement due from Advisor (Note 4)..............................            16,078                9,574
Other assets............................................................             9,788                4,407
---------------------------------------------------------------------------------------------------------------------------
     Total assets.......................................................        30,093,976           19,765,638
---------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Due to affiliates (Note 4)..............................................               --                 2,967
Payable for investment securities purchased.............................               --               194,724
Other accrued expenses..................................................            53,713               34,144
---------------------------------------------------------------------------------------------------------------------------
     Total liabilities..................................................            53,713              231,835
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS..............................................................       $30,040,263          $19,533,803
===========================================================================================================================

NET ASSETS CONSIST OF:
Shares of beneficial interest...........................................    $        2,390       $        2,093
Additional capital paid-in..............................................        34,311,760           18,528,525
Accumulated net realized gain (loss) on investments.....................       (11,180,107)             575,404
Net unrealized appreciation on:
   Investments..........................................................         6,875,369              427,781
   Translation of assets and liabilities in foreign currencies..........            30,851                  --
---------------------------------------------------------------------------------------------------------------------------


NET ASSETS..............................................................       $30,040,263          $19,533,803
===========================================================================================================================
Shares of beneficial interest outstanding...............................         2,390,436            2,093,240

NET ASSETS VALUE, offering and redemption price per share
   (Net assets/Outstanding shares of beneficial interest)...............          $  12.57            $    9.33
===========================================================================================================================


                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------

                                                                              INTERNATIONAL        FIXED INCOME
                                                                               EQUITY FUND             FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends...........................................................        $  827,999          $       --
   Interest............................................................             3,894            1,157,754
   Foreign taxes withheld .............................................           (94,529)                 --
---------------------------------------------------------------------------------------------------------------------------
             Total Investment Income...................................           737,364            1,157,754
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 4)...................................           295,166              123,059
   Administration fee (Note 4).........................................            23,613               16,500
   Accounting fee (Note 4).............................................            60,000               40,000
   Custodian fees .....................................................            40,209                8,709
   Transfer agency fees (Note 4).......................................            20,000               20,000
   Trustees' fees (Note 4).............................................            31,922               14,624
   Audit fees..........................................................            23,721               11,034
   Legal fees..........................................................            29,200               25,277
   Registration fees...................................................            19,486               17,816
   Reports to shareholders.............................................            11,368                5,026
   Other...............................................................            28,040               24,598
---------------------------------------------------------------------------------------------------------------------------
     Total expenses....................................................           582,725              306,643
     Advisory fees waived (Note 4).....................................           (93,109)            (123,059)
     Reimbursement from Advisor (Note 4)...............................                --              (35,511)
---------------------------------------------------------------------------------------------------------------------------
           Total expenses, net.........................................           489,616              148,073
---------------------------------------------------------------------------------------------------------------------------
              Net investment income....................................           247,748            1,009,681
---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
         Investment transactions.......................................         5,930,314              651,975
         Foreign currency transactions.................................          (250,399)                --
---------------------------------------------------------------------------------------------------------------------------
           Total net realized gain.....................................         5,679,915              651,975
---------------------------------------------------------------------------------------------------------------------------
      Change in unrealized appreciation (depreciation) of:
         Investments...................................................         1,885,748             (414,628)
         Translation of assets and liabilities in foreign currencies...            (2,098)                --
---------------------------------------------------------------------------------------------------------------------------
           Total change in unrealized appreciation (depreciation)......         1,883,650             (414,628)
---------------------------------------------------------------------------------------------------------------------------
                Net gain on investments and foreign currency...........         7,563,565              237,347
---------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................       $ 7,811,313          $ 1,247,028
===========================================================================================================================


                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

                                                                              INTERNATIONAL       FIXED INCOME
                                                                               EQUITY FUND            FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .........................................         $     247,748         $  1,009,681
   Net realized gain from investment and
        foreign currency transactions.............................             5,679,915              651,975
   Change in unrealized appreciation (depreciation)
        of investments and foreign currency.......................             1,883,650             (414,628)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations..............             7,811,313            1,247,028
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income..........................................                   --            (1,109,577)
   Short-term gains...............................................                   --            (1,390,264)
   Long-term gains................................................                   --            (1,316,635)
---------------------------------------------------------------------------------------------------------------------------
      Total distributions.........................................                    --           (3,816,476)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from Fund share transactions (Note 5)......           (27,861,758)         (18,105,906)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets............................................           (20,050,445)         (20,675,354)
NET ASSETS:
Beginning of year.................................................            50,090,708           40,209,157
---------------------------------------------------------------------------------------------------------------------------
End of year.......................................................           $30,040,263          $19,533,803
===========================================================================================================================

FOR THE YEAR ENDED OCTOBER 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .........................................        $      256,903         $  2,946,345
   Net realized gain (loss) from investment and
      foreign currency transactions...............................            (4,412,388)           2,753,015
   Change in unrealized appreciation (depreciation) of
      investments and foreign currency............................            13,099,951           (1,582,276)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations..............             8,944,466            4,117,084
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income..........................................                    --           (2,846,887)
   Long-term gains................................................                    --             (499,526)
---------------------------------------------------------------------------------------------------------------------------
     Total distributions..........................................                    --           (3,346,413)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from Fund share transactions (Note 5)......           (15,360,896)         (50,295,065)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets............................................            (6,416,430)         (49,524,394)
NET ASSETS:
   Beginning of year..............................................            56,507,138           89,733,551
---------------------------------------------------------------------------------------------------------------------------
   End of year (including undistributed net investment income of
       $0 and $99,458, respectively)..............................           $50,090,708          $40,209,157
===========================================================================================================================

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

INTERNATIONAL EQUITY FUND

                                                                   FOR THE FISCAL YEARS ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------------------------
                                                            2004            2003            2002              2001
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR.................       $10.50           $8.50           $9.89            $14.59
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income  ..........................         0.10            0.05            0.01              0.03
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions..         1.97            1.95           (1.40)            (3.19)
------------------------------------------------------------------------------------------------------------------------
     Total from investment operations...............         2.07            2.00           (1.39)            (3.16)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income.......................        --              --              --                --
   From net short-term realized gain on investments.        --              --              --                (0.22)
   From net long-term realized gain on investments..        --              --              --                (1.32)
------------------------------------------------------------------------------------------------------------------------
     Total distributions............................        --              --              --                (1.54)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF YEAR.......................       $12.57          $10.50           $8.50             $9.89
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................       19.71%          23.53%         (14.05)%          (23.94)%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)1...................        1.25%           1.23%           1.10%             1.04%
   Expenses (excluding fee waivers).................        1.48%             N/A             N/A               N/A
   Net investment income ...........................        0.63%           0.55%           0.08%             0.26%
Portfolio turnover rate.............................       36.70%          45.93%          31.51%            41.58%
Net assets, end of year (in 000's)..................       30,040         $50,091         $56,507           $72,007




                                                 FOR THE FISCAL YEARS ENDED OCTOBER 31,
----------------------------------------------------------------------------------------
                                                                  2000
----------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR.................            $14.57
----------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income  ..........................              0.01
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions..              0.78
----------------------------------------------------------------------
     Total from investment operations...............              0.79
----------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income.......................             --
   From net short-term realized gain on investments.             (0.45)
   From net long-term realized gain on investments..             (0.32)
----------------------------------------------------------------------
     Total distributions............................             (0.77)
----------------------------------------------------------------------
NET ASSET VALUE - END OF YEAR.......................            $14.59
----------------------------------------------------------------------
----------------------------------------------------------------------
TOTAL RETURN........................................             5.06%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)1...................             1.10%
   Expenses (excluding fee waivers).................               N/A
   Net investment income ...........................             0.04%
Portfolio turnover rate.............................            51.99%
Net assets, end of year (in 000's)..................          $101,686


1 1838 Investment Advisers, LP has voluntarily agreed to waive its fees and/or reimburse the Fund so the total operating expenses do not exceed 1.25% of average daily net assets.


                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

FIXED INCOME FUND
                                                                   FOR THE FISCAL YEARS ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                    2004              2003               2002              2001              2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR.........      $10.16            $10.11             $10.49             $9.75             $9.81
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income1...................        0.39              0.48               0.56              0.61              0.63
   Net realized and unrealized gain (loss)
     on investments .......................         0.04              0.08              (0.19)             0.75             (0.04)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations 1....        0.43              0.56               0.37              1.36              0.59
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income...............       (0.42)            (0.45)             (0.56)            (0.62)            (0.65)
   Return of capital........................         --                --                 --                --                --
   From net short-term realized gain on
     investments............................       (0.43)              --               (0.16)              --                --
   From net long-term realized gain on
     investments...........................        (0.41)            (0.06)             (0.03)              --                --
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions...................       (1.26)            (0.51)             (0.75)            (0.62)            (0.65)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF YEAR...............      $ 9.33            $10.16             $10.11            $10.49             $9.75
====================================================================================================================================
TOTAL RETURN................................        4.63%             5.67%              3.86%            14.36%             6.33%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) 2..........        0.60%             0.60%              0.60%             0.60%             0.60%
   Expenses (excluding fee waivers).........        1.25%             0.84%              0.74%             0.70%             0.75%
   Net investment income1 ..................        4.11%             4.59%              5.58%             6.09%             6.57%
Portfolio turnover rate.....................       82.95%           234.92%            205.61%           199.43%           361.63%
Net assets, end of year (in 000's)..........      $19,534           $40,209            $89,734          $128,671          $152,319

1 Effective November 1, 2001, the Fixed Income Fund adopted the required provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets by 0.09%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in accounting principle.
2 1838 Investment Advisors, LP has voluntarily agreed to waive its fees and/or reimburse the Fund so the total operating expenses do not exceed 0.60% of average daily net assets.

                       See notes to financial statements.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS                               OCTOBER 31, 2004
-------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF THE FUNDS
The 1838 Investment Advisors Funds (the "Trust") was organized as a Delaware series business trust on December 9, 1994, and is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust consists of two Funds: the 1838 International Equity Fund and the 1838 Fixed Income Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of each Fund are set forth below.

The 1838 International Equity Fund (the "International Fund") commenced operations on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing at least 80% of its total assets in a diversified portfolio of equity securities of issuers located in countries other than the United States.

The 1838 Fixed Income Fund (the "Fixed Income Fund") commenced operations on September 2, 1997. The Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed income securities.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION. Each Fund's securities, except investments with remaining maturities of 60 days or less, for which representative market quotations are available will be valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the security's principal market or exchange on which it trades. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but prior to the NAV calculation, then that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by the Board of Trustees. In determining fair value, the Trustees may employ an independent pricing service. As of October 31, 2004, there were no securities valued by, or under procedures established by, the Board of Trustees.

FEDERAL INCOME TAXES. Each Fund is treated as a separate entity and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

        (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2004
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts ("FFCEC"). Additionally, the International Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at fair value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. There were no FFCEC to hedge foreign currency assets outstanding at October 31, 2004.

DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES. The Fixed Income Fund distributes net investment income monthly. All other distributions by the Funds will be made annually in December. Additional distributions may be made by each Fund to the extent necessary. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America ("GAAP"). These differences are primarily due to differing treatments of gains or losses on foreign currency transactions and losses deferred due to wash sales. Net investment income, short-term gains and foreign currency gains are taxed as ordinary income and long-term gains are taxed as capital gains.

Distributions during the fiscal year October 31, 2004 were characterized as follows for tax purposes:

                               ORDINARY           CAPITAL          TOTAL
 FUND                           INCOME             GAIN        DISTRIBUTION
 -----------                  -----------       -----------     -----------
International Fund.........           --               --               --
Fixed Income Fund..........   $2,499,841       $1,316,635       $3,816,476

Distributions during the fiscal year ended October 31, 2003 were characterized as follows for tax purposes:

                               ORDINARY          CAPITAL           TOTAL
 FUND                           INCOME            GAIN         DISTRIBUTION
 -----------                  -----------      -----------      -----------
International Fund.........           --              --                --
Fixed Income Fund..........   $2,846,887        $499,526        $3,346,413

At October 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                  UNDISTRIBUTED      UNDISTRIBUTED        CAPITAL
                                    ORDINARY           LONG TERM           LOSS            UNREALIZED
FUND                                 INCOME          CAPITAL GAIN      CARRYFORWARD       APPRECIATION
-----------                        -----------       ------------      -------------       -----------
International Fund................$       --         $       --       $(11,090,458)       $6,816,571
Fixed Income Fund.................   128,629            460,538                 --           414,018

As of October 31, 2004, the following table shows the capital loss carryovers available to offset possible future capital gains for the following Funds:

FUND                                     AMOUNT            EXPIRATION DATE
-----------                        ------------------- -----------------------
International Fund..............       $6,950,076             10/31/2010
                                       $4,140,382             10/31/2011


During the year ended October 31, 2004, the 1838 International Equity Fund reclassified $247,748 from undistributed net investment income and $2,651 from paid in capital to accumulated net realized loss on investments to align financial reporting with tax reporting. During the year ended October 31, 2004, the 1838 Fixed Income Fund reclassified $438 from undistributed net investment income to accumulated net realized gain on investments to align financial reporting with tax reporting.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2004
--------------------------------------------------------------------------------

At October 31, 2004, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation/(depreciation) of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value.


                                                  NET UNREALIZED         GROSS             GROSS
                                  AGGREGATE        APPRECIATION/      UNREALIZED        UNREALIZED
FUND                               TAX COST       (DEPRECIATION)     APPRECIATION      DEPRECIATION
-----------                       -----------      ------------       -----------       -----------
International Fund................$23,220,543       $6,785,720        $7,342,257         $556,537
Fixed Income Fund.................19,176,955           414,018           447,861           33,843

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment security transactions are accounted for on a trade date basis. The specific identification method is utilized for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES
During the fiscal year ended October 31, 2004, purchases and sales of investment securities, other than short-term investments, were as follows:

                                        INTERNATIONAL     FIXED INCOME
                                             FUND             FUND
                                         ------------     -------------
   Purchases.........................    $14,239,044       $20,200,721
   Sales.............................     41,749,820        41,228,735

Purchases, sales and maturities of U.S. Government securities, during the fiscal year ended October 31, 2004, were as follows:

                                         INTERNATIONAL     FIXED INCOME
                                             FUND             FUND
                                         ------------     -------------
   Purchases.........................        $ --          $12,533,741
   Sales.............................          --           26,361,597

NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust, on behalf of each Fund, employs 1838 Investment Advisors, LP (the "Investment Advisor"), a registered investment adviser under the 1940 Act, to furnish investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust dated July 20, 2004. On May 13, 2004, the Investment Advisor underwent a change of control when MBIA, Inc. sold 1838 Investment Advisors, LLC, the Trust's previous investment advisor, to Andover Acquisition Co., LP, an affiliate of Orca Bay Partners, together with 1838 Investment Advisors, LLC's management. For a detailed discussion of the change in control of the Investment Advisor please refer to Note 7. The Investment Advisor supervises the investment of the assets of the Funds in accordance with each Fund's investment objective, policies and restrictions.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2004
--------------------------------------------------------------------------------

The Trust pays the Investment Advisor a monthly fee at the following annual rates of each Fund's average daily net assets: 0.75% for the International Fund and 0.50% for the Fixed Income Fund. The Investment Advisor has voluntarily agreed to waive its advisory fee and/or reimburse each Fund monthly to the extent that the total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) will exceed the following annual rates of each Fund's average daily net assets: 1.25% for the International Fund and 0.60% for the Fixed Income Fund. This undertaking may be rescinded at any time in the future.

The following table summarizes the advisory fees incurred by the Funds for the fiscal year ended October 31, 2004:


                                   GROSS         ADVISORY FEE          NET            ADVISOR
                                ADVISORY FEE        WAIVER        ADVISORY FEE     REIMBURSEMENT
                                 -----------      -----------      -----------     ------------
International Fund.............  $295,166        $  93,109          $202,057       $        0
Fixed Income Fund..............   123,059          123,059                --           35,511

1838 Investment Advisors, LP ("1838 LP") also serves as Administrator to the Trust pursuant to an Administration Agreement with the Trust on behalf of each Fund dated July 20, 2004. The Administrator is responsible for services such as financial reporting, compliance monitoring and corporate management. The Trust paid 1838 LP a monthly asset-based fee at the annual rate of 0.06% of each Fund's average daily net assets, with a minimum annual fee per Fund of $15,000. For the fiscal year ended October 31, 2004, 1838 LP's administration fees amounted to $23,613 for the International Fund and $16,500 for the Fixed Income Fund.

MBIA Municipal Investors Services Corporation ("MBIA MISC"), a direct, wholly-owned subsidiary of MBIA Inc., serves as Accounting Agent to the Trust. As Accounting Agent, MBIA MISC determines each Fund's net asset value per share and provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. The Trust pays MBIA MISC a monthly asset-based fee at the annual rate of $40,000, plus 0.03% of the Fund's average daily net assets in excess of $50 million for the Fixed Income Fund. For the International Fund the Trust pays at the annual rate of $60,000, plus 0.03% of average daily net assets in excess of $50 million. For the fiscal year ended October 31, 2004, MBIA MISC's accounting fees amounted to $60,000 for the International Fund and $40,000 for the Fixed Income Fund.

MBIA MISC also serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, MBIA MISC receives an annual fee per Fund of $20,000, and is reimbursed for out-of-pocket expenses. For the fiscal year ended October 31, 2004, MBIA MISC's transfer agent fees amounted to $20,000 for each Fund.

MBIA Capital Management Corporation (the "distributor"), a direct, wholly-owned subsidiary of MBIA Inc., entered into a Distribution Agreement with the Trust to assist in securing purchasers for shares of each Fund. The distributor also directly or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses.

The Trustees of the Trust who are "interested persons" of the Trust, the Investment Advisor or its affiliates and all personnel of the Trust or the Investment Advisor performing services related to research, statistical and investment activities are paid by the Investment Advisor or its affiliates.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2004
--------------------------------------------------------------------------------

NOTE 5 -- FUND SHARE TRANSACTIONS
At October 31, 2004, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. The following table summarizes the activity in shares of each Fund:

INTERNATIONAL FUND
                                                         FOR THE FISCAL YEAR             FOR THE FISCAL YEAR
                                                       ENDED OCTOBER 31, 2004           ENDED OCTOBER 31, 2003
                                                      ---------------------------     -------------------------
                                                        SHARES           AMOUNT          SHARES           AMOUNT
                                                      -----------     -----------      -----------      ----------
Shares sold.....................................       250,288         $2,908,449         319,488        $2,920,560
Shares redeemed.................................    (2,628,487)       (30,770,207)     (2,195,911)      (18,281,456)
                                                     ---------        -----------       ---------       -----------
Net decrease....................................    (2,378,199)      $(27,861,758)     (1,876,423)     $(15,360,896)
                                                                      ===========                       ===========
Shares outstanding:
     Beginning of year..........................     4,768,635                   6,645,058
                                                     ---------                   ---------
     End of year...............................      2,390,436                   4,768,635
                                                     =========                   =========

FIXED INCOME FUND
                                                         FOR THE FISCAL YEAR             FOR THE FISCAL YEAR
                                                       ENDED OCTOBER 31, 2004          ENDED OCTOBER 31, 2003
                                                          -------------------------       -------------------------
                                                        SHARES             AMOUNT           SHARES           AMOUNT
                                                      -----------       -----------       -----------      ----------
Shares sold.....................................       254,198          $2,422,201           255,303        $2,619,947
Shares issued to shareholders in
    reinvestment of distributions...............       360,135           3,379,515           297,492         3,031,642
Shares redeemed.................................    (2,476,839)        (23,907,622)       (5,472,108)      (55,946,654)
                                                     ---------         -----------        ---------        -----------
Net decrease....................................    (1,862,506)       $(18,105,906)       (4,919,313)     $(50,295,065)
                                                                       ===========                         ===========
Shares outstanding:
     Beginning of year.........................      3,955,746                             8,875,059
                                                     ---------                            ---------
     End of year...............................      2,093,240                             3,955,746
                                                     =========                            =========

NOTE 6 -- CONCENTRATION OF RISKS
The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economical developments and the level of government supervision and regulation of securities markets in the various countries.

1838 INVESTMENT ADVISORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2004
--------------------------------------------------------------------------------

NOTE 7 - CHANGE OF CONTROL OF THE INVESTMENT ADVISOR (UNAUDITED)
On May 13, 2004, 1838 LLC sold its business to Andover Acquisition Co., LP, an affiliate of Orca Bay Partners together with 1838 LLC management ("Sale"). After the Sale, Andover Acquisition Co., LP changed its name to 1838 Investment Advisors, LP ("1838 LP"). The Sale resulted in an assignment and automatic termination of the investment advisory agreements between 1838 LLC and the Funds (the "Prior Agreements") on May 13, 2004. For the period from May 13, 2004 to July 19, 2004, 1838 LP served as investment advisor pursuant to an interim investment advisory agreement as permitted by Rule 15a-4 under the 1940 Act. On July 20, 2004, each Fund's shareholders voted to approve a new investment advisory agreement between the Funds and 1838 LP that is substantially identical to the Prior Agreements.

1838 LP is owned by management of 1838 LP together with an investment group led by Orca Bay Partners. Orca Bay Partners, founded in 1998, is based in Seattle, Washington and is an affiliate of Orca Bay Capital. Richard D. Hughes, an operating professional with Orca Bay Partners, is chief executive officer of 1838 LP. 1838 LLC's investment advisory team was retained by 1838 LP with the same personnel. It is expected that the Sale will result in the augmentation of the investment advisory team's investment resources and capabilities from an infusion of new capital.

In order to retain the services of the Fixed Income Fund's portfolio manager Clifford D. Corso who is not employed with 1838 LP, the Fund also entered into an interim sub-investment advisory agreement with MBIA Capital Management Corp. On July 20, 2004, Fund shareholders voted on a proposal to approve a new sub-investment advisory agreement between the Fund, 1838 LP and MBIA Capital Management Corp. Prior to the Sale, Mr. Corso was an officer of 1838 LLC and MBIA Capital Management Corp. He currently is President of MBIA Capital Management Corp. For the period from May 13, 2004 to December 31, 2004, the sub-advisor receives no compensation for its services. After December 31, 2004, 1838 LP will pay the Fixed Income Fund's sub-investment advisor out of its own income an annual fee of 0.05% of the Fixed Income Fund's average daily net assets, payable on a monthly basis.

NOTE 8 - LIQUIDATION AND TERMINATION OF THE 1838 LARGE CAP EQUITY FUND
(UNAUDITED)
At a meeting held on March 31, 2004, the Board of Trustees of the Trust unanimously approved the liquidation and termination of the 1838 Large Cap Equity Fund (the "Large Cap Fund"). The Large Cap Fund's assets were liquidated as of April 1, 2004, and a final liquidating net asset value of $7.12 was established. All outstanding shares of the Large Cap Fund had been redeemed and operations were terminated as of the close of business on April 19, 2004.

1838 INVESTMENT ADVISORS FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE 1838 INVESTMENT ADVISORS FUNDS

We have audited the accompanying statements of assets and liabilities of International Equity Fund and Fixed Income Fund, each a series of 1838 Investment Advisors Funds, including the schedules of investments, as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2002 were audited by other auditors whose report dated December 12, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Fund and Fixed Income Fund as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



TAIT, WELLER & BAKER
Philadelphia, PA
December 3, 2004

1838 INVESTMENT ADVISORS FUNDS
SHAREHOLDER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

TAX INFORMATION

We are required by the Internal Revenue Code to advise you within 60 days of the Funds' fiscal year end as to the federal tax status of distributions paid by the Funds during such fiscal year.

The 1838 Fixed Income Fund paid distributions of $0.4095 per share from net long-term capital gains during the fiscal year ended October 31, 2004. Pursuant to section 852 of the Internal Revenue Code, the 1838 Fixed Income Fund designated $1,316,635 as capital gain distributions for the fiscal year ended October 31, 2004.

1838 INVESTMENT ADVISORS FUNDS
ADDITIONAL INFORMATION REGARDING THE TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------


                                POSITION(S)                                                          LENGTH OF
                              HELD WITH THE                   PRINCIPAL OCCUPTION AND               TIME SERVED;
NAME, ADDRESS AND AGE          TRUST COMPLEX         DIRECTORSHIPS DURING THE PAST FIVE YEARS      TERM OF OFFICE
-----------------------------------------------------------------------------------------------------------------
W. Thacher Brown (56)        President, Chairman     Retired. Formerly President and Director,        1995 to
2701 Renaissance             and Trustee of each     1838 Investment Advisors, LLC                    present;
Boulevard, Fourth Floor,     Fund in the Trust       (successor company to 1838 Investment            indefinite
King of Prussia, PA 19406    Complex                 Advisors, Inc. and 1838 Investment
                                                     Advisors, L.P.) (1988 - 2004); President
                                                     and Chief Executive Officer, 1838 Investment
                                                     Advisors, Inc. (1988 - 1998); Formerly
                                                     President, MBIA Asset Management, LLC
                                                     (successor company to MBIA Asset
                                                     Management Corp.); Director, 1838 Bond-
                                                     Debenture Trading Fund; Airgas, Inc.
                                                     and Harleysville Mutual Insurance
                                                     Company, Harleysville Group
-----------------------------------------------------------------------------------------------------------------
Charles D. Dickey, Jr. (86)  Trustee of each Fund    Retired. Formerly Chairman and CEO of            1995 to
2701 Renaissance             in the Trust Complex    Scott Paper Company (retired as CEO 1983;        present;
Boulevard, Fourth Floor,                             retired as Director, 1988); Formerly             indefinite
King of Prussia, PA 19406                            Director of General Electric Company
                                                     (retired 1991).
-----------------------------------------------------------------------------------------------------------------
Frank B. Foster, III (70)    Trustee of each Fund    Chairman, DBH Assoc. (1987-Present);             1995 to
2701 Renaissance Boulevard,  in the Trust Complex    Director, OAO Technology Solutions Inc.          present;
Fourth Floor,                                        (NASDAQ) (1997-2004); Director;                  indefinite
King of Prussia, PA 19406                            Airgas Inc. (1986-2004).
-----------------------------------------------------------------------------------------------------------------
Robert P. Hauptfuhrer (72)   Trustee of each Fund    Director, Quaker Chemical Corp.                  1995 to
2701 Renaissance Boulevard,  in the Trust Complex    (1977-Present).                                  present;
Fourth Floor,                                                                                         indefinite
King of Prussia, PA 19406
-----------------------------------------------------------------------------------------------------------------
Johannes B. van den Berg     Vice President &        Managing Director, 1838 Investment               1995 to
(47)                         Portfolio Manager of    Advisors, LP (successor company to               present;
2701 Renaissance             the International       1838 Investment Advisors, LLC, 1838              indefinite
Boulevard, Fourth Floor,     Equity Fund             Investment Advisors, Inc. and 1838
King of Prussia, PA 19406                            Investment Advisors, L.P.) (1997 -
                                                     Present); Managing Director and
                                                     Portfolio Manager, MeesPierson
                                                     1838 Investment Advisors (1994-1998);
                                                     President, MeesPierson Capital
                                                     Management, Inc. (1994-1998).


1838 INVESTMENT ADVISORS FUNDS
ADDITIONAL INFORMATION REGARDING THE TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
--------------------------------------------------------------------------------


                            POSITION(S)                                                           LENGTH OF
                           HELD WITH THE            PRINCIPAL OCCUPTION AND                      TIME SERVED;
NAME, ADDRESS AND AGE      TRUST COMPLEX      DIRECTORSHIPS DURING THE PAST FIVE YEARS          TERM OF OFFICE
-----------------------------------------------------------------------------------------------------------------
Clifford D. Corso (42)     Vice President     President of MBIA Capital Management Corp.           1997 to
2701 Renaissance           & Portfolio        and Chief Investment Officer, MBIA                   present;
Boulevard, Fourth Floor,   Manager of the     Insurance Corp. (2004-Present); Managing             indefinite
King of Prussia, PA  19406 Fixed Income Fund  Director, 1838 Investment Advisors, LLC
                                              (successor company to 1838 Investment
                                              Advisors, Inc. and 1838 Investment
                                              Advisors, L.P.) (1998-2004); Vice President
                                              and Senior Portfolio Manager, MBIA Capital
                                              Management Corp. (1994-1998). President and
                                              Trustee of the MBIA Capital/Claymore
                                              Managed Duration Investment Grade Municipal
                                              Fund.
-----------------------------------------------------------------------------------------------------------------
John J. Kelley (45)        Vice President,    Vice President-Chief Compliance Officer,              2004 to
2701 Renaissance           Treasurer,         1838 Investment Advisors, LP (successor               present;
Boulevard, Fourth Floor,   Secretary and      company to 1838 Investment Advisors, LLC,             indefinite
King of Prussia, PA  19406 Chief Compliance   1838 Investment Advisors, Inc. and
                           Officer of each    1838 Investment Advisors, L.P.)
                           of the Funds in    (2004-Present); Vice President, 1838
                           the Trust          Investment Advisors LLC. (1999-2004);
                           Complex            Vice President, Secretary and Chief
                                              Compliance Officer, 1838 Bond-Debenture
                                              Trading Fund.


Additional information about the Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and available upon request without charge by calling 877-367-1838.



PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)
--------------------------------------------------------------------------------

The Funds have adopted the Advisor's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Funds. You may obtain a copy of these proxy voting procedures, without charge, by calling
(800) 232-1838 or on the SEC's website at http:// www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2004 is available, without charge, by calling (800) 232-1838 or on the SEC's website at http:// www.sec.gov.


QUARTERLY STATEMENT OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Each Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
                                ----------------
                          1838 INVESTMENT ADVISORS, LP
                           2701 RENAISSANCE BOULEVARD
                                  FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406

                                   DISTRIBUTOR
                                ----------------
                       MBIA CAPITAL MANAGEMENT CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                 ACCOUNTING AND
                                 TRANSFER AGENT
                                ----------------
                  MBIA MUNICIPAL INVESTORS SERVICE CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
                                ----------------
                             WACHOVIA NATIONAL BANK
                               123 S. BROAD STREET
                             PHILADELPHIA, PA 19109

                                  LEGAL COUNSEL
                                ----------------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                                ----------------
                              TAIT, WELLER & BAKER
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103




                                      1838
                           INVESTMENT ADVISORS FUNDS
                           -------------------------



                           INTERNATIONAL EQUITY FUND

                               FIXED INCOME FUND




                                 ANNUAL REPORT
                                OCTOBER 31, 2004


AR 10/03

ITEM 2: Code of Ethics

            The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant, 1838 Investment Advisors, LLC and MBIA Capital Management Corporation, and to persons performing similar functions.

ITEM 3: Audit Committee  Financial  Expert

            The Board of Trustees of the registrant has determined that Frank B. Foster, III, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Foster as the Audit Committee's financial expert. Mr. Foster is an "independent" Director pursuant to paragraph (a)(2)of Item 3 to Form N-CSR.

ITEM 4: Principal Accountant Fees and Services

(a) - (d) Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the registrant's fiscal years ended October 31, 2003 and 2004.

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Fiscal Year Ended         Audit Fees             Audit-Related Fees      Tax Fees (1)           All Other Fees
October 31,
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2003                      31,000                                         6,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2004                      23,500                                         4,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


(1) These fees related to services consisting of the review of U.S. federal income tax returns and annual excise distribution calculations.

(e) The Audit Committee of the registrant (the "Committee") shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Committee, provided (i) the policies and procedures are detailed as to the services to be performed,
(ii) the Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Committee's responsibilities under the Securities Exchange Act of 1934 (the "Exchange Act") to the registrant's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit). The Chairman of the Committee will have the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Committee at its next scheduled meeting. The registrant will provide for appropriate funding as determined by the Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended October 31, 2003 and 2004 were pre-approved by the Audit Committee.

(f)  Not applicable

(g)  Not applicable

(h)  Not applicable


ITEM 5: Audit Committee of Listed Registrant.

Not applicable.

ITEM 6: Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8:

        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

ITEM 10: Submission of Matters to a Vote of Security Holders

Not applicable

ITEM 11: CONTROLS AND PROCEDURES.

            (a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

            (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11: EXHIBITS.  The following exhibits are attached hereto:

            (a)code of ethics

            (b)certifications

                                   Signatures


            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1838 Investment Advisors Funds

BY: /s/ W. Thacher Brown
    --------------------
    W. Thacher Brown
    Chairman and President

Date: January 5, 2005

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


BY: /s/ W. Thacher Brown
    --------------------
    W. Thacher Brown
    Chairman and President
    (Principal Executive Officer)

Date: January 5, 2005

BY: /s/ John J. Kelley
    ----------------------
    John J. Kelley
    Secretary and Treasurer
    (Principal Financial Officer)

Date: January 5, 2005